                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Red Brick Systems, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                              (RED BRICK LETTERHEAD)




                                December 21, 1998




                                URGENT NOTICE!!!



Dear Stockholder:

         You have previously received proxy material in connection with the upcoming Special Meeting of Stockholders of RED BRICK SYSTEMS, INC. to consider and vote on a merger agreement pursuant to which Red Brick Systems, Inc. would be merged into Informix Corporation. If this merger is approved by shareholders, you would receive 0.6 of a share of Informix Corporation Common Stock for each share of Red Brick Systems, Inc. Common Stock you own.

         According to our latest records, your proxy for this meeting HAS NOT BEEN RECEIVED. Regardless of the number of shares you may own, it is important that they be represented at this meeting.

         The meeting will be held on Thursday, December 31, 1998. We urge you to sign, date and mail the enclosed proxy in the provided return envelope as soon as possible. You may also fax your voted proxy to our proxy solicitor at
(201) 804-8693 to the attention of Bill Fiske. You may call (800) 346-7885 to confirm receipt of this fax. Please save the Company the expense of additional solicitation cost by voting as soon as possible. We appreciate your time and effort. Please vote today.

                                       Sincerely,

                                       Red Brick Systems, Inc


                        WE URGE YOU TO VOTE VIA FAX TODAY!

                     IF YOU HAVE RECENTLY MAILED YOUR PROXY,
                PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

                              (RED BRICK LETTERHEAD)




                                December 22, 1998




                                URGENT NOTICE!!!



Dear Stockholder:

         You have previously received proxy material in connection with the upcoming Special Meeting of Stockholders of RED BRICK SYSTEMS, INC. to consider and vote on a merger agreement pursuant to which Red Brick Systems, Inc. would be merged into Informix Corporation. If this merger is approved by shareholders, you would receive 0.6 of a share of Informix Corporation Common Stock for each share of Red Brick Systems, Inc. Common Stock you own.

         According to our latest records, your proxy for this meeting HAS NOT BEEN RECEIVED. Regardless of the number of shares you may own, it is important that they be represented at this meeting. REMEMBER, YOUR BROKER CANNOT VOTE YOUR SHARES UNLESS HE/SHE RECEIVES YOUR SPECIFIC INSTRUCTIONS.

         The meeting will be held on Thursday, December 31, 1998. We urge you to sign, date and mail the enclosed proxy in the provided return envelope as soon as possible. FOR YOUR CONVENIENCE YOU MAY ALSO VOTE BY TELEPHONE. Located in the upper left hand corner of the enclosed voting form is a toll free number that can be used to vote your shares. Please save the Company the expense of additional solicitation cost by voting as soon as possible. We appreciate your time and effort. Please vote today.

                                       Sincerely,

                                       Red Brick Systems, Inc


                    WE URGE YOU TO VOTE TELEPHONICALLY TODAY!

                     IF YOU HAVE RECENTLY MAILED YOUR PROXY,
               PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.